Exhibit 99.2 American Ocean Minerals Corporation A Merger with Odyssey Marine Exploration (NASDAQ: OMEX) A Responsible Solution for Critical Minerals & Rare Earth Supply Through Fast-Tracked Regulation, an Industry-Leading Team, and Proven Technologies Investor Presentation - 2026

Executive Summary

Introduction to American Ocean Minerals Corporation

AOM will be a U.S.-controlled platform company focused on securing critical mineral independence via deep-sea resources.



AOM at a glance

>500,000 km^2
Secured and targeted areas across the Cook Islands EEZ and U.S. pathways (ABNJ / U.S. EEZ)

Ni • Co • Cu • Mn • REEs
Single polymetallic feedstock that can be stockpiled cheaply and refined flexibly

Key Investment Highlights

Scale & Control: Large and advanced U.S.-controlled deep-sea minerals platform with >500,000 km^2 of secured and targeted areas across the Cook Islands and U.S. controlled regulatory path.

Finance: Oversubscribed $75M pre-public bridge closed February 2026 and $150M+ PIPE financing secured and closing concurrent with the merger transaction.

A Multi-Jurisdiction Asset Base: Cook Islands SBMA provides fastest permitting track, U.S. DSHMRA/NOAA pathway reduces risk through diversification.

Strategic Alignment: On Feb 5th, the U.S. signed a critical minerals support agreement with the Cook Islands, strengthening bilateral support for secure supply chains.

Offshore Precedent: Leverage proven technologies with decades of deepwater offshore precedent in Oil & Gas to reduce execution risk.

Clear Path to Approvals: Clear timeline to complete Pre-Feasibility Studies in 2026 for OML harvest area.

Industry-Leading Team: Experience spanning Lockheed's nodule program, Ocean Mining Associates, Rio Tinto, and Navy deep-sea engineering programs.

Partners + Scale-up Vision: Strategic partnerships (TransOcean, Bollinger Shipyards, Phoenix International, Royal Boskalis, U.S. workforce programs) and a long-term plan for fleet scale-up plus U.S./allied processing and strategic stockpiles.

2

The AOM Platform

A Unified Platform.

Why Cook Islands
- Most mature deep-sea harvesting regulations
- Sovereign nation using English Common Law
- Strong Alliance with the U.S., strategic global position

Why Nodules
- Polymetallic resource, near-zero waste
- Abundant source of minerals and rare earths
- Can be stockpiled and stored at low cost

Why a Platform
- Cost savings and operational efficiencies
- Accelerated exploration and licensing processes
- Optimal logistics for harvesting and processing

Why AOM
- Size, scale, and extensive deep-sea experience
- Fastest path to market
- Diversified jurisdictions

AMERICAN OCEAN MINERALS + ODYSSEY MARINE EXPLORATION (NASDAQ: OMEX)

United States	Cook Islands
3 target areas[1] *(Area-1 & 2 received full compliance confirmation)*	**2** active exclusive exploration licenses *(7 years of development to date)*
~293,000 km² (Combined target areas)	**~234,000 km²** (Combined)
~1.4 Billion tonnes of nodules (Inferred)	**~2 Billion** tonnes of nodules (Inferred) **~417 Million** tonnes of nodules (Indicated)
Nickel and Copper dominant	**Cobalt, Manganese** + Rare Earth Elements (REE) rich
Sovereign U.S. pathway Defined U.S. laws (DSHRMA)	Exclusive Economic Zone (EEZ) provides clear title
Presidential mandate	Fastest path to harvesting, globally
Strong U.S. Government momentum	Strong community relations

[1] AOM subsidiaries with separate and distinct NOAA application areas, AOM Area-1 application received substantial compliance notification, AOM Area-2 application received substantial compliance notification, AOM Area-3 application submission pending

3

Asset Summary

Pro-Forma Company Asset Summary

Post-Transaction Assets	What it is	Post-Transaction ownership	Detail
CIC LTD (CIC)	Cook Islands EEZ licensee	~48%	AOM option to increase ownership above 50% at AOM's sole discretion.
Ocean Minerals LLC (OML) & Moana Minerals LLC (MML)	Cook Islands EEZ licensee	80-100%	AOM ownership of approximately 80-100% of the membership interests.
AOM Area-1 LLC, AOM Area-2 LLC, AOM Area-3 LLC	AOM wholly owned subsidiaries	100%	AOM operated license areas.

Definitive agreements have been signed; Option to acquire additional equity subject to SBMA approval, and completion of transactions. Illustrates post-transaction projected ownership structure on an as-converted basis and anticipated exchange agreements and as-if converted instruments. Cook Islands areas subject to relinquishing space over time as mine plan is established

4

Target: Odyssey Marine Exploration Overview

Who is Odyssey Marine Exploration? (NASDAQ: OMEX)

30+ years of deep ocean exploration innovation

- Established U.S. deep-ocean operator with more than 30 years of experience executing complex offshore exploration programs at full ocean depth.
- Proven execution record across jurisdictions, with demonstrated capability to operate under rigorous regulatory, environmental, and sovereign oversight using advanced subsea systems and robotics.
- Focused on critical minerals for the future, including polymetallic nodules in the Cook Islands and subsea phosphate at PHOSAGMEX to support energy transition and global food security.
- **Key Investors*:** Two Seas Capital (9.9%), Greywolf Capital Management (9.3%) and Capital Latinoamericano (11.6%)[1]



Mark D. Gordon

Chairman & CEO

Seasoned executive with corporate finance and strategy background. Orchestrated survival strategy during Mexico litigation. Secured litigation funding and navigated debt restructuring, proven financial acumen and shareholder commitment.



John D. Longley

President & COO

Senior executive with extensive experience in business partnerships, subsea project execution, and marine logistics. He has played a central role in planning and delivering complex programs across multiple jurisdictions, supporting Odyssey's transition toward critical minerals development.

1994-2011: Shipwreck Era
Founded by Greg Stemm & John Morris • Pioneered deepwater ROV recovery (to 4,700m)

2009 - 2011: Strategic Pivot
Pivoted from shipwrecks to critical minerals • Built global prospectivity program

2010-2024: Asset Building
Built positions in Cook Islands, Mexico, PNG & U.S.
- Won NAFTA arbitration
- Heavy Mineral Sands lease request (BOEM)

2025: Clean Slate
Eliminated $20M debt through equity conversion. Secured $8M+ funding through option exercises.

Today*
3
Unique Assets
CIC: ~13.4%
OML: ~7%
PHOSAGMEX: 39.1%

(1) Includes holding by its affiliate Promontora de Inversiones CapLat Espana S.L.
* As of December 31, 2025.

5

Transaction Summary Transaction Summary A clear funding roadmap, bridge completed, PIPE and Merger backed by top tier financial partners to accelerate commercialization. (1) Bridge Bridge Funding Public Listing $75M $75M Merger PIPE 11% $150M+ Q2/Early Q3 Public Merger Completed 15% AOM & OMEX 2 3 1 ~$750M 74% Signed PIPE Funding $150M+ ~$1BN Post-Money Equity Capitalization (1) Bridge equity contribution calculated as $75M that is convertible at a 25% discount to the merger price + 8% mandatory PIK 1-year interest 6

Transaction Timeline Completed Bridge financing closed. Transaction Completion of S-K 1300 technical reports. Completed Timeline: Signing Completed Sign merger agreement and PIPE / announce merger and PIPE. to Public Trading Within 30 Days File S-4. ● Clear path to public trading of Signing ● Transaction structured to minimize market and timing uncertainty Prior to Effect a reverse stock split. Closing Late Q2 / S-4 effective, vote & close merger, PIPE funds. Early Q3 PFS and PEA reports, processing partnership(s), product development, NOAA full compliance notices, exploitation Upcoming license submittals, bulk sample campaigns, vessel acquisition and more. Illustrative timeline; subject to regulatory review, and customary closing conditions Assumes no SEC review of the 7 proxy statement/S-4; SEC review may extend timing

The Team Global Leaders in Deep-Sea Operations, Mining, Processing and Capital Markets Tom Albanese Mark Justh Tom Dettweiler, M.S. Charles Morgan, Ph.D. Chairman Chief Executive Officer President Chief Geologist AOM unites elite deep-sea pioneers: Lockheed, Ocean Mining Associates and early nodule- program engineers, Woods Hole and Cousteau veterans, and classified recovery specialists for lost nuclear subs and aircraft. Together, we have funded and led a historic volume of deep-ocean commodity and recovery missions. Engagement directly with former NOAA, Lockheed, WHOI, and ISA experts eliminates consulting firm markups, cuts costs, and accelerates timelines. Mike Rowe Laura Azevedo, Ph.D. David Weight Jeffrey Reidenauer, PhD. Special Advisor Chief Science Officer Processing Advisor Regulatory Advisor Illustrates post-transaction combined company team members, subject to employment agreements to be negotiated 8

The Team Continued Supported by Veteran Directors and Best-In-Class Advisors Philip Plough Dilshad Kasmani, Cmdr. Mark Luther, Ph.D. Brett Ryckman William Scripps Director Director Director Director Director Ian Koblick Ted Brockett, M.S. Andrew Smart, AFA Michael Barnett, M.S. John C. Wiltshire, Ph.D. Craig Mullen Environmental Advisor Technical Advisor Advisor Ocean Science Advisor Marine Protection Technical Advisor 9 Illustrates post-transaction combined company team members, subject to agreements to be negotiated Special Advisors Board of Directors

The Critical Opportunity U.S. and allies need to secure minerals domestically.

The Problem Our Nation's Supply Chain is a National Security Threat Various critical industrial needs are constrained by a near-total dependence on imported critical minerals, all transpiring amidst record demand. China is the leading refiner for 19 of 20 key strategic minerals, with around 1 70% of global refining capacity on average and >90% for rare earths. The U.S. imports 100% of its manganese, 76% of its cobalt, 50% of its 2 copper, 48% of its nickel, and 80% of its rare earths. U.S. allies (Europe, Japan, Korea) are also exposed to the same supply chain 1 chokepoint, as they depend on China for refining battery materials. Our Nation's undue reliance on critical minerals from foreign adversaries constitutes an unusual and extraordinary threat to the national security, foreign policy, and economy of the United States.” — President Donald J. Trump (POTUS) Executive Order 13953 “Addressing the Threat to the Domestic Supply Chain from Reliance on Critical Minerals from Foreign Adversaries.” 1 2 IEA Global Critical Minerals Outlook 2025; USGS Mineral Commodity Summaries 2025; Executive Order 13953 11

The Problem

A $300+ Billion Market Exceeding Terrestrial Mining Capability [1]

Global demand would require an unattainable surge in new terrestrial land mines; permitting delays, declining grades, and environmental and social impacts make it unrealistic.

	Terrestrial Mining	Deep-Sea Mineral Harvesting
Speed to Market	10+ years to permit and build; high delay/cancellation risk.	Modular retrofitted vessels enable scale with predictable permit timelines in CI.
Ore & product mix	Single-metal deposits, declining grades; separate mines for Ni, Co, Cu, Mn.	One rock, many critical minerals and REEs, from a single resource/flowsheet.
Control	Often subject to unstable regimes.	CI EEZ provides assurance of clear title.
Efficiency	Overburden and toxic tailings dams impact communities, increase costs and risks.	No overburden nodules are nearly 100% usable ore.
Impact	Deforestation, blasting, tailings dams, heavy water use, community and labor risk.	No drilling or blasting, no tailings dams or impacted communities; and up to ~93% lower life-cycle CO^2/t. [2]
Investment	Each is a infrastructure project with local power generation, roads, rail, equipment and buildings with no use post-mining.	Repeatable "floating extraction vessel" units lowers capex, opex, and execution risk.
Capital	High upfront capital due to heavy infrastructure requirement.	Modular capital investments dependent on company-controlled ramp-up


Meeting global battery demand by 2030 would **require 293 new mines**
Current Supply (t)
COPPER
22.9M
+3.7M*
Additional Supply Needed by 2030
Additional Supply Needed by 2030
Lithium (LCE)
1.2M
1.5M
30,000
Average Mine Size (t)
356K
1.8M
Synthetic Graphite
20,000
Manganese**
319K
90K
15,000
Purified Phosphoric Acid
6.5M
75,000
2.5M
Cobalt
129K
272K
8,000
Rare Earth Metals
33K
84K
Nickel
3.6M
50,000
1.4M
Natural
1.2M
1.7M
17M
Natural Graphite
170
Mines or Plants Needed
S. Graphite 12 Plants
Manganese** 21 Plants
Cobalt 26 Mines
Nickel 29 Mines
Rare Earth 29 Mines
Purified Phosphoric Acid 33 Plants
Copper 61 Mines

Benchmark Mineral Intelligence as of November 2024

1 IEA Global Critical Minerals Market Review 2023; Benchmark Mineral Intelligence Supply Chain Data; 2 The Role of Critical Minerals in Clean Energy Transitions

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Why Now

America's Declaration of Mineral Independence

Policy momentum, demand shock, and geopolitical risk have converged. AOM is a scalable U.S. controlled global solution for **critical mineral and rare earth** shortages.

Regulatory Clarity

Executive order [1] fast-tracks permitting in U.S. EEZ's and non-conflicted international waters. Cook Islands is the most mature path and provides clear title.



Proven Technology

Research has established multiple methods to viably extract and process nodules with minimal impact and low footprint.



Surging Demand

Demand is projected to double by 2030 and triple by 2050. It is not feasible for terrestrial mining to scale in line with projected demand.[2]



Supply Chain Chokepoint

China dominates critical mineral and rare earth supply. The U.S. and its allies are dependent on an international supply chain/production.

> "We see supply chain security, especially for critical minerals, as a structural investment theme. Policymakers are rewriting the rules of global trade."
> — BlackRock Investment Institute

1 Unleashing America's Offshore Critical Minerals and Resources" Executive Order 14285; 2 International Energy Agency (IEA) (2025) Global Critical Minerals Outlook 2025

13

The Nodule Advantage

34 Critical Minerals and Rare Earth Elements: One Remarkable Rock

Polymetallic nodules can provide **billions of tonnes of high-grade minerals and rare earths**, supplying the U.S. economy for decades with no foreign dependence and no drilling or blasting.


15 - 35%
0.1 - 0.8%
0.8 - 1.6%
0.4 - 1.2%
0.8 - 1.4%
Manganese
Cobalt
Nickel
Copper
Titanium [8,9]

- Nodules sit **unattached on the seabed,** allowing for harvesting with zero drilling or blasting and **~90% lower lifecycle emissions**.
- A vast resource of over **6 billion tonnes** of nodules identified in the Cook Islands EEZ and **21 billion tonnes** in the Clarion Clipperton Zone.[2]
- The U.S. Government, Lockheed, and others have extensively studied these nodule fields for **40+ years.**[3]

	Tonnes	Content
Clarion Clipperton Zone	21 Billion	High Nickel, Copper[4]
Cook Islands EEZ	6-7 Billion	High Cobalt, REE, Manganese[5]
Japan EEZ	N/A	High REE[6]
Indian Ocean	380 Million	Low Copper[7]

[1] World Ocean Review; Global Change Biology 2024; [2] Cook Islands SMS 2023; ISA Resource Models and Factsheets; [3] NOAA 1995; [4] ISA Resource Models and Factsheets; Hein 2013; ISA 2024; [5] Cook Islands SMS 2023; Moana Minerals; [6] Japan Minamitorishima Studies; [7] India CIOB Estimate; [8] USGS 2025; World Ocean Review; Hein 2013; ISA 2024, [9] Image sourced from TMC website.

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The Environmental Advantage

Advantages of Harvesting Sea Nodules over Terrestrial Mining

Harvesting seafloor nodules avoids land mining's damage; no deforestation, toxic tailings, child labor, population displacement, and lower life-cycle emissions per ton of metal.[1]

- **Reduced Environmental impact**, by limiting reliance on land-based mines, which can contribute to coastal pollution, habitat destruction, and biodiversity loss.[2]
- Avoids community displacement, inhumane work conditions and the use of **harmful practices common in terrestrial mining**.[3]
- By some estimates, nodules are nearly 100% usable ore and **up to 93% lower life cycle CO2 emissions compared to land-based mining.**[4]

> "Done responsibly, deep-sea nodule mining could provide critical resources with significantly less biodiversity impact than some of the world's most destructive land-based mining." [5]

— Prof. Laurie Menviel, University of New South Wales


Environmental and Social Impact: Nodules vs. Land Mining
1
NiSO₄ cost (2025)
Jobs (non-artisanal)
Human lives at risk
Human toxicity
Biomass at risk
Wildlife at risk
Energy extracted
Eutrophication
Freshwater ecotoxicity
Terrestrial ecotoxicity
NOₓ
SO₂
Seafloor use (increased)
Forest use
Land competition
Waste and tailings
Freshwater usage
Stored carbon at risk
GWP (CO₂e)
−100
−75
−50
−25
0
25
50
75
100
% Reduction (Nodules relative to Land Mining)

[1] Where Should Metals for the Green Transition Come From 2020; [2] Global Change Biology 2024; [3] Human and Social Dimensions of Deep Sea Mining 2024; [4] Life Cycle Climate Change Impacts of Producing Battery Metals 2020; [5] Global Change Biology 2024

15

The Regulatory Unlock U.S. Executive Order & U.S.–Cook Islands Agreement A sovereign U.S. path and an allied Pacific lane create the fastest routes to responsibly supply critical minerals and rare earths from the deep sea. Apr '25: “Unleashing America’s Offshore Critical Minerals and Resources” E.O. Fast-tracks licensing under DSHMRA with full U.S. jurisdiction; AOM subsidiaries submitted applications for NOAA exploration licenses in September 2025 and November 2025.¹ U.S.–Cook Islands minerals cooperation (Aug ’25): Formal pact opens an allied pathway in the Cook Islands EEZ, home to the highest-abundance nodule fields, creating the fastest near-term route to harvesting and diversified supply.² AOM advantage: Diversified plan; U.S. + Cook Islands, along with available domestic support tools (DPA, DFC, EXIM, TDA) lowers risk and accelerates time-to-production. “A strong America cannot be dependent on imports from foreign adversaries for the critical minerals that are increasingly necessary to maintain our economic and military strength in the 21st century.” ³ — President Donald J. Trump (Executive Order) ¹ Executive Order 14285; NOAA Deep Seabed Mining Revisions Proposed Rule 2025; Deep Seabed Hard Mineral Resources Act; ² U.S. Cook Islands Joint Statement 2025; ³ Executive Order 13953 16

U.S. Controlled Ocean Minerals Supply Chain

Strategic Geographic Approach to Harvesting and Processing

- Nodules will be harvested from the **Cook Islands, Clarion-Clipperton Zone** and other strategic global resources.
- In conjunction with **Thompson Engineering,** the development of a transhipment port in **American Samoa** will enable efficient logistics.
- Processing planned to occur on the **U.S. Gulf Coast** and select **strategic partners.**
- Processing optimization expected to use **existing facilities and flow sheets** and select emerging technologies.
- AOM intends to build the **world's first greenfield nodule plant** in the U.S. after a second harvesting ship is activated.



China
Currently a leader in undersea minerals but stuck in the regulatory morass of the UN International Seabed Authority
India
Japan
US Military Presence
South Korea
US Military Presence
Taiwan
Philippines
US Military Presence
Vietnam
Belt and Road Hub
Indonesia
Guam
US Military Presence
Kolkata
Belt and Road Hub
Malaysia
Belt and Road Hub
Thailand
US Military Presence
Australia
US Military Presence
Alaska
Naval Base, Airstrip
Hawaii
Naval Base, Airstrip
United States of America
Initial Processing, Greenfield and 1st Polymetallic Processor in World
U.S. Offloading and Processing
Clarion–Clipperton zone
Transhipment to Processing
1650 NM
American Samoa
Transshipment, US Port
Penrhyn, CI
Future Potential U.S. Accessible Airport & Port
Cook Islands
Two American Companies Owning the Minerals Providing a U.S. footprint and hold on CI
New Zealand
US Military Presence
AOM
AOM's U.S. Exploration License Application Area-1
CIC
OCEAN MINERALS
AOM
AOM will have ownership interests in the two Cook Islands companies that hold exploration licences in the EEZ, as well as an AOM licence area outside the EEZ.

17

AOM’s U.S. Controlled Global Supply Chain A solution for U.S. and allied nations Fastest path: Cook Islands + U.S. permits. critical mineral independence Proven tech creates speed, scale, and cost advantage.

The AOM Solution Vision: +$7B invested over a decade, a multi-ship harvesting fleet, and a U.S. controlled global supply chain. This vision funds the industrial-scale harvesting and refining of polymetallic nodules, establishing a secure, end-to-end, U.S.-controlled global supply chain of critical minerals and rare earths for the U.S. and its allies. Deploy a fleet of U.S.-built vessels by 2035 A fleet of domestically retrofitted ships operating in U.S. license areas and allied EEZs. >3.3B 450 Years Inferred Tonnes Start with toll processing, expand to vertical integration Team’s combined deep-sea Polymetallic Nodules across Phased plan expands with joint ventures, and culminates in facilities domestic and abroad. experience and track record secured and target areas America-first supply Powered by a renowned team, the most advanced regulatory path, and a partner network 5 >500,000 built to deliver the critical minerals and rare earths needed by America and its allies. Harvest Areas Square Kilometers We are laser-focused on bringing critical mineral and rare earth manufacturing back home, Providing mineral and ensuring America's supply chain is strong, secure and perfectly reliable. Secured + target areas regulatory diversity — Howard Lutnick, Secretary of Commerce 19

The Combined Assets

AOM Platform Will Create Speed, Scale, and Cost Advantages

AOM secured the fastest path to harvesting via the Cook Islands, and an expedited U.S. regulatory process to support a development strategy providing mineralogy and regulatory diversity.

	U.S. Permitted [2]	Cook Islands [3]	TOTAL	Compared to Largest Peer[1]
Square Kilometers	~293,000	~234,000	**>500,000**	225,145
Tonnes of Nodules	1.43B	2.05B	**3.48B**	1.2B
Special Attributes	Nickel	Cobalt and REE	**Nickel, Cobalt and REE**	Nickel

TMC has applied for exploration and exploitation areas inclusive in the Sq KM above; 2 AOM exploration license applications submitted and the third is a work in progress.

AOM U.S. Secured and Target Areas
Large portfolio planned under U.S. regulatory path; AOM-1 and AOM-2 achieved full compliance and are in the certification stage, AOM-3 application is pending submission, fast-tracking the sovereign path.

Cook Islands Portfolio (CIC + OML)
Exclusive licensed exploration areas with cobalt and rare-earth mineralogy and among the highest nodule abundances globally.


AOM
>290k km²
Secured and
Target Areas
AOM
CIC
212k km²
Moana Minerals
23k km²
Offshore operations
Environmental
Resource assessments
Processing
Gov't relations
Finance
Logistics
Facilities
Equipment
Vessels

AOM Internal Estimate 2025; [1] Technical Report Summary of Pre Feasibility Study of, NORI Area D, Clarion Clipperton Zone, TMC the metals company Inc. [2] S-K 1300 TRS For AOM Area-1, S-K 1300 TRS For AOM Area-2; [3] S-K 1300 TRS For OML Cook Islands, S-K 1300 TRS For CIC Cook Islands

20

Cook Islands License Footprint

Two out of Three Cook Island Exclusive Permit Areas

Includes ~234,000 km^2 of Cook Islands EEZ exploration licenses under the Seabed Minerals Authority (SBMA) an aligned, regulations-in-force pathway offering the fastest track to commercial harvesting.

Post-Transaction Ownership

Investments and options provide AOM with immediate equity positions and a clear route to expand ownership at AOM's discretion.

CIC

Status: SBMA exploration license

License area: 211,545 km². [1]

Ownership: ~48%; option to acquire >50%

Summary: S-K 1300 Compliant report by RSC (Feb 2026). Polymetallic nodule estimate: **1,950 Mt** Inferred (13 kg/m² cut-off grade)

MOANA MINERALS LTD

Status: SBMA exploration license

License area: 23,630 km². [1]

Ownership: ~80-100%

Summary: S-K 1300 Compliant report by RSC (Aug 2025). Polymetallic nodule estimates: **417 Mt** Indicated, **102 Mt** Inferred (12.5 kg/m² cut-off grade)

Combined Tonnage Estimate

Total Nodules	2,244,000,000
Manganese	347,185,500
Cobalt	10,151,228
Nickel	7,186,081
Copper	4,031,995
Titanium	26,048,399
Vanadium	1,287,722
Chromium	74,144
Zinc	1,159,510
Zirconium	1,447,690
Niobium	243,251
Molybdenum	127,368
Tantalum	6,901
Tungsten	123,743
Rare Earths + Yttrium	5,011,883
Praseodymium	106,085
Neodymium	437,315

JORC Resource Assessment (Indicated + Inferred); Hein et al.; USGS; Not ranked collectively. Not calculated in accordance with S-K 1300. U.S. Investors are cautioned not to put undue reliance on JORC Resources as they may materially differ from estimates calculated under S-K 1300.

[1] License area size subject to reduction based on relinquishment post exploration selection; Moana Minerals Ltd is a wholly owned subsidiary of Ocean Minerals Ltd. "OML"; Combined resource estimate tonnage not fully inclusive of all minerals or rare earths; MML MOANA-1 PEA-Scoping Updated Document Feb 21 2025

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Why the Cook Islands

The Most Advanced Deep Sea Regulatory Program, Globally

The Cook Islands Exclusive Economic Zone (EEZ), contains ~6.7 Billion tons of Nodules, is the largest undersea mineral resource in an EEZ, and has nearly 3 decades of research and program development.[1]


AMERICA
United States
North Pacific Ocean
Mexico
Cuba
Hawaii
Rakahanga
Manihiki
Tema Reef
Nassau
American Samoa
Fiji
Cook Islands
Cook Islands
French Polynesia
South Pacific Ocean
Palmerston
Aitutaki
Manuae
Takutea
Mitiaro
Winslow Reef
Mauke
Atiu
Raratonga
Mangaia
New Zealand

- **2,000,000 sq km EEZ**, **enables clear title**, larger land area than Alaska.[1]
- Strategically located; **airstrips and ports** built by the U.S. during WWII.
- Supportive **indigenous stakeholders** and an advanced regulatory regime.
- Mature **legal system based on Crown Law**, virtually no crime, poverty or corruption.[2]
- **Recognized as sovereign** by the U.S. in 2023.[3]
- Freely associated with New Zealand (NZ), retaining NZ citizenship and passports.[4]
- Administration identified commercialization as critical to their 2030 vision.

[1] Cook Islands EEZ Resource Estimate 2023; 2023; [2] UNODC Anti Corruption Review; [3] US Recognition of Cook Islands 2023; [4] Cook Islands Seabed Minerals Act 2019

22

Path to Commercialization Current Status of Projects We believe we have an accelerated path to production. Polymetallic Nodules Estimated Months to Harvesting License/Permit Definitive Resource feasibility study Harvesting OML statement published 18-26 permit obtained (Areas 1 & 2) published Environmental approval/permit CIC 20-28 (Area 3) issuance Offshore EIS and pre- exploration to AOM Areas Secured 30-36 feasibility study validate mineral rights produced resources and environmental data Prospecting Project De-Risking 23 Estimated timelines will vary depending on a variety of Risk Factors, including as detailed herein Value

Harvesting Technology The riser lift system is proven vertical transport at deepwater scale ● Riser lift is proven, industry-standard deepwater technology. ● Continuous lift delivers predictable throughput and uptime. ● Validated in nodule pilot tests ● OML has advanced engineering diligence with TransOcean and GSR for complete build-out. ● Standard components (pipe, pumps, dewatering) reduce scaling risk. Not a science project. Riser lift has decades of offshore precedent and is proven at deepwater scale, reducing uncertainty and accelerating time to first production. AOM Internal, 2025, (Based on historical deep-sea tech like those in RSC report, 2021) 24

Processing Plan

Processing Will Advance from Toll to Vertical Operations

Initial low capex processing path starts with tolling in U.S. and allied plants, then selectively invests and verticalizes once technologies are optimized and proven at scale.

- **Brownfield first:** Initial processing uses existing allied facilities to minimize upfront capex, accelerate timelines, and validate flowsheets.
- **Greenfield endgame:** The long-term plan is a purpose-built U.S. and allied processing center delivering full vertical integration, margin capture, and strategic control of supply.
- **Flexible logistics:** American Samoa is an optional transshipment hub to improve efficiency, storage, and U.S. alignment.
- **Strategic stockpiling:** U.S. and allied stockpiles decouple harvesting from processing capacity and support supply security, timing flexibility, and government demand.


INITIAL PROCESSING
Nodule Collection
Stockpiling
(US and Allied Nations)
PRIMARY FLOW
Primary Extraction
REFINING INTERMEDIATES
Mn/Ni/Co/Cu Intermediates
REE Concentrate/Intermediates
REFINING END PRODUCTS
High Purity Mn/Ni/Co/Cu Products
Rare Earth Oxides/Metals

Partnerships pending

25

Strategic Stockpiling Initiative Plan for Critical Mineral Stockpiles Stockpiling aligns with Executive Order 14285 authorizing a strategic reserve of deep-sea critical minerals, identifying polymetallic nodules as a key resource for reducing supply chain dependence¹ Strategic Advantage: Nodules are a high-grade, abundant, natural raw material. Stockpiling nodules is physically efficient, low-cost and non- hazardous, making them ideal for long-term storage at U.S. sites, without degradation or high costs to maintain.² The Multi-Metal Unit: Nodules provide a consolidated reserve of multiple critical raw materials in a single ore source. A single inventory supports readiness for defense, AI, aerospace alloys, batteries, IT, electronics, hard metals, catalysts, construction as well as other critical military and civilian applications.³ Processing Flexibility: Storing nodules rather than minerals gives optionality. Knowing future requirements today is not necessary as the nodules can be refined to serve the industrial base demands at the appropriate moment.³ ¹ Executive Order 14285. ² Reuters report Apr 12 2025. ³ AOM Internal Materials 26

Building Ships in U.S. 75 years Supporting the Nation’s Most Critical Missions With military-grade precision and U.S. shipbuilding strength, AOM and Bollinger have executed an MOU to construct the infrastructure unlocking strategic seabed resources, on American terms. Trusted by U.S. Government Agencies Bollinger has delivered more than 170 vessels to the U.S. Coast Guard and continues to serve as a key supplier to the U.S. Navy and Department of Homeland Security. Made in America All vessels designated for U.S. conversion by a workforce of >3,000 skilled American tradespeople. Proven Industrial Scale Operates 14 shipyards across Florida, Louisiana and Mississippi, supporting both commercial and military maritime programs. Workforce & Economic Impact A major employer in the Gulf region, contributing to U.S. industrial base resilience and job creation. Bollinger Shipyards (Company Data), 2025, https://www.bollingershipyards.com/ The information on this website is not incorporated by reference into this presentation. 27 MOU signed Aug 2025

Strategic Partnership: Phoenix International Engineering the Backbone of America’s Deep-Sea System Phoenix will co-engineer AOM’s harvesting system, lead full-scale testing, mobilize U.S. crews, and invest alongside AOM to anchor a durable, long-term partnership. Navy-Proven Subsea Partner Leads top secret and critical mission recoveries for the U.S. military, a trusted and proven provider for over 25 years. U.S.-Based Team Operating from eight U.S. facilities across East, Gulf, and West Coasts, Phoenix supports Navy submarine rescue and salvage on call. 6,000-Meter Engineering Deep sea expertise de-risks AOM’s collector and lift systems via Phoenix’s design and extreme-depth engineering. Phoenix International 2025, https://www.phnx-international.com/ The information on this website is not incorporated by reference into this presentation. 28 MOU signed September 2025

American Workforce Development

America's Deep-Sea Industry Will Create Thousands of New Jobs

In collaboration with AOM special advisor, Mike Rowe, and the mikeroweWORKS Foundation along with SailFuture, we are planning to develop a multi-generational pool of skilled industry professionals.


MIKE ROWE
WORKS
FOUNDATION
SAILFUTURE

Strategic Workforce Alliance
AOM and the mikeroweWORKS Foundation are placing people at the center of America's next industrial frontier.

Job Creation Engine
Deep-sea resource development will open thousands of skilled roles in shipbuilding, subsea operations, logistics, maintenance, and environmental monitoring.

Talent Pipeline
Joint programs reach students in grades 8 to 10 and mid-career workers, delivering hands-on training and industry credentials.

Nation-Building Plan
Regional centers of excellence and clear credential pathways will sustain a 50-year stream of American talent.

Domestic-First Impact
The partnership restores dignity, purpose, and opportunity to workers while powering a new ocean industry.

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Vessel Economics Illustrative Vessel-Level Economics We plan to deploy a fleet of vessels over the next decade, scaling production across permitted areas in alignment with offtake agreements, market demand, and evolving geopolitical priorities. (2) Metric Focus Area 1 Ship 10 Ships (1) Vessel level Net Income Not available Critical Minerals (metric tons) (1) Vessel level EBITDA > $450M 8,400 83,996 Cobalt Area Mined Per Vessel ~3,000 – 4,000 Square Kilometers over 20 yrs 267,415 2,674,152 Manganese Annual vessel production 1.2-2.3 Million dry tonnes / yr 4,628 46,283 Nickel Mineral Value (Per Tonne) $525 - $1,000 26 257 Copper 323,984 3,239,838 Iron 25,713 257,130 Titanium 3,086 30,856 REE (1) Net income is the comparable GAAP measure for the non-GAAP measure EBITDA. No reconciliation of EBITDA to net income is provided because such reconciliation is not available without unreasonable efforts. EBITDA is calculated as net income before interest, taxes, depreciation and amortization. (2) Critical mineral tonnage calculation based off abundancy and grade of nodules expected to be recovered in the Cook Islands 30

Conclusion Investing in America's Economic and National Security Seabed minerals give the U.S. a way to break foreign dependence for the critical materials needed across AI, national security, energy, and advanced industry. ● America-first platform; ship builders, ports, operators, processors, team. ● Fastest path to market and large exclusive area. ● Regulatory and mineralogy diversity. ● Industry's most experienced team. ● Simple, modular technology lowers operational risk and speeds deployment. ● Low-impact methods ensure responsible recovery with minimal disruption. As the United States takes the lead in establishing a new deep-sea mineral harvesting industry, AOM stands ready as a fully equipped early mover, with the team, technology, partnerships, and regulatory path to begin responsibly unlocking this critical resource. -Mark Justh, Chief Executive Officer, AOM 31

America's Responsible Ocean Company Media Contact: Investors Contact: media@aomusa.com investors@aomusa.com Investor Deck • 2026

Disclosures Disclosures This presentation has been prepared jointly by Odyssey Mineral Exploration Inc. (“Odyssey”) and American Ocean Minerals Corporation (“AOM”). Unless otherwise noted or the context indicates otherwise, references in this presentation to the “Company,” “American Ocean Minerals Corp.,” “we,” “us” and “our” collectively refer to the combined company comprised of Odyssey and AOM and their respective subsidiaries following the proposed merger described herein (the “Proposed Transaction”). The information contained in this presentation has been prepared by the Odyssey and AOM and contains confidential information pertaining to their business and operations. The information contained in this presentation (a) is provided as at the date hereof and is subject to change without notice, (b) does not purport to contain all of the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company, and (c) is not to be considered as a recommendation by Odyssey and AOM or any other person on behalf of Odyssey and AOM that any person make an investment in Odyssey and AOM. Odyssey and AOM is under no obligation to update any information included in this presentation. Readers should carefully read and consider the risk factors described or referenced under the headings “Forward-Looking Information” and “Risk Factors”, in this presentation. This presentation is being provided to you solely for your information and may not be reproduced, in whole or in part, in any form or forwarded or further distributed to any other person. Any forwarding, distribution or reproduction of this presentation in whole or in part is unauthorized. By accepting and reviewing this presentation, you acknowledge and agree (i) to maintain the confidentiality of this presentation and the information contained herein, (ii) to protect such information in the same manner you protect your own confidential information, which shall be at least a reasonable standard of care, and (iii) to not utilize any of the information contained herein except to assist with your evaluation of a potential investment in the Company. No representation or warranty (whether express or implied) is made by Odyssey and AOM or any of their respective directors, officers, affiliates, advisors or employees as to the accuracy, completeness or reasonableness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or provided in connection with it, or any omission from this presentation. Neither Odyssey, AOM nor their respective directors, officers, affiliates, advisors and employees accept any responsibility or liability to you or to any other person or entity arising out of this presentation. Odyssey and AOM expressly disclaim any responsibility for the readers’ reliance on this presentation. This presentation is provided for informational purposes only and may not contain certain material information about the Company, including important disclosures and risk factors associated with an investment in the Company. This information does not take into account the particular investment objectives or financial circumstances of any specific person who may receive it. In the event of a subsequent offer to sell or a solicitation of an offer to purchase an interest in the Company, more complete disclosures and the terms and conditions relating to a particular investment will be contained in the offering documents prepared for such offer or solicitation. Before making any investment, prospective investors should thoroughly and carefully review such offering documents with their financial, legal and tax advisors to determine whether an investment is suitable for them. No regulatory authority in the United States (the “U.S.”) has reviewed this presentation or has in any way passed upon the merits of the securities of Odyssey or AOM discussed herein and any representation to the contrary is an offence. Additional Information and Where to Find It In connection with the Proposed Transaction between Odyssey and AOM, Odyssey will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of Odyssey’s common stock to be issued in connection with the Proposed Transaction. The registration statement will include a document that serves as a proxy statement and prospectus of Odyssey (the “proxy statement/prospectus”), and Odyssey will file other documents regarding the Proposed Transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF ODYSSEY ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ODYSSEY, AOM, THE PROPOSED TRANSACTION AND RELATED MATTERS. A definitive proxy statement/prospectus will be sent to stockholders of Odyssey when it becomes available. Investors and security holders will be able to obtain copies of the registration statement, the proxy statement/prospectus and other documents containing important information about Odyssey and AOM free of charge from the SEC’s website at www.sec.gov when they become available. The documents filed by Odyssey with the SEC may be obtained free of charge at Odyssey’s website at ir.odysseymarine.com. Participants in the Solicitation: Odyssey, AOM and certain of their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies from Odyssey’s stockholders with respect to the Proposed Transaction. Information about Odyssey’s directors and executive officers is available in Odyssey’s Annual Report on Form 10-K for the 2025 fiscal year filed with the SEC on March 31, 2026, and its definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on April 25, 2025. To the extent holdings of Odyssey’s securities by its directors or executive officers have changed since the amounts set forth in Odyssey’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Information regarding AOM’s directors and executive officers will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Stockholders, potential investors and other readers should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. 33

Disclosures Forward-Looking Statements This communication contains forward-looking statements. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “contemplate,” “predict,” “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” “potential,” “may” and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. Such forward-looking statements include those regarding the timing, consummation and anticipated benefits of the Proposed Transaction, business plans and operational projections, estimates of mining resources, and projections of future cash or financial position. The experience and results of the Proposed Transaction may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Proposed Transaction are not satisfied, including the risk that required approvals of the Proposed Transaction are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the Proposed Transaction; risks that the Proposed Transaction disrupts the current plans or operations of Odyssey or AOM; the ability to retain and hire key personnel; unexpected costs, charges or expenses resulting from the Proposed Transaction; potential adverse reactions or changes to relationships resulting from the announcement or completion of the Proposed Transaction; the ability to achieve the synergies expected from the Proposed Transaction; ability to commercially extract mineral deposits after the proposed Transaction; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects); uncertainty about the ability to obtain required capital to execute business plans; changes in the market prices of minerals; uncertainty around whether and when regulatory and other approvals for the Proposed Transaction, the listing or exploration licensing will be obtained; and geopolitical, regulatory and macroeconomic risks in the areas in which Odyssey and AOM operate. Other factors that might cause such a difference include those discussed in Odyssey’s filings with the SEC, which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the S-4 to be filed in connection with the Proposed Transaction. Forward-looking statements included in this communication are made only as of the date hereof and no person is under any obligation to publicly update or revise such forward-looking statements, whether as a result of new information, future events or otherwise. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. THIRD PARTY INFORMATION This presentation includes market and industry data which was obtained from various publicly available sources and other sources believed by Odyssey and AOM to be true. Although Odyssey and AOM believe them to be reliable, neither has independently verified any of the data from third party sources referred to in this presentation, or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. Neither Odyssey nor AOM makes make any representation as to the accuracy of such information. USE OF NON-GAAP MEASURES This presentation refers to EBITDA, which AOM defines as net income before interest, taxes, depreciation, and amortization. EBITDA is a measure not calculated in accordance with generally accepted accounting principles (a “non-GAAP measure”). EBITDA does not have any standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Such non-GAAP measure should not be considered in isolation as a substitute for measures of performance prepared in accordance with GAAP and are not necessarily indicative of net income or cash flows presented under GAAP. Management of AOM believes that this non-GAAP measure provides useful information to investors and others in understanding and evaluating AOM’s operating results and potential future performance. AOM does not provide a reconciliation of EBITDA to the most directly comparable measure, net income, because such reconciliation cannot be presented without unreasonable efforts. 34

Disclosures RISK FACTORS Our business at the present stage involves a high degree of risk and uncertainty. The following risk factors, as well as risks not currently known to us, could materially adversely affect our future business, assets, results of operations, financial condition and prospects, and could cause them to differ materially from the estimates described in forward-looking information relating to us in the presentation. In addition to other information contained in this presentation, readers should carefully consider the following risk factors. Investorsmaylosetheirentireinvestment. An investment in our securities is speculative and may result in the loss of an investor’s entire investment. Only potential investors who are experienced in high-risk investments and who can afford to lose their entire investment should consider an investment in us. We have no history of earnings, limited cash reserves, limited operating history, has not paid dividends, and are unlikely to pay dividends in the immediate or near future. Thereisnopublicmarketforoursecuritiesandthevalueofoursecuritiesmaydecline. We intend for our securities to be listed on the NASDAQ stock exchange after the closing of the merger, but we cannot assure you that the listing of Odyssey will be maintained or that listing will create liquidity in our securities. There can be no assurance (i) that an active market for our securities will develop or be sustained, (ii) as to the ability of our securityholders to sell their securities; or (iii) as to the price at which such securityholders would be able to sell their securities. If such a market were to exist, our securities could trade at prices that may be lower than the purchase price, depending on many factors, including, among other things, our financial performance and outlook. In addition, the market prices for securities of mining exploration companies, in particular, have historically been volatile. Factors beyond our control, such as industry related developments, fluctuations in commodity prices, the results of exploration programs and results, geopolitical events, changes in government regulations, and changes in the market prices of the securities of our competitors may further influence the volatility in the value of our securities. Moreover, if an active public market for our securities does not develop, the liquidity of an investor’s investment in us may be limited and the value of our securities of the Company may decline. The offering price of our securities may not be indicative of fair market value or future market prices. Worldwide securities markets have been experiencing a high level of price and volume volatility and market prices of securities of many companies have experienced unprecedented declines in prices which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. Market forces may render it difficult or impossible for us to secure purchasers to purchase our securities at a price which will not lead to severe dilution to existing shareholders, or at all. In addition, shareholders may realize less than the original amount invested on dispositions of our securities held by them during periods of such market price decline. 35

Disclosures Wearesubjecttorisksassociatedwithvariousproposedmergerandacquisitiontransactions. The success of our business and operations is contingent on the successful completion of the merger and acquisition transactions involving. If appropriate opportunities present themselves, we may acquire companies that we believe are strategic to our business, and other mineral claims and interests in other mineral claims, as applicable. There can be no assurance that we will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of our business. Future acquisitions could result in potentially dilutive issuances of our equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect our business, results of operations and financial condition. Wearesubjecttorisksrelatedtothirdpartyrelationships. We may enter into strategic alliances with third parties that we believe will complement or augment our proposed business, or will have a beneficial impact us. Strategic alliances could present unforeseen integration obstacles or costs, may not enhance our business, and may involve risks that could adversely affect us, including significant amounts of management time that may be diverted from operations in order to pursue and complete such transactions or maintain such strategic alliances. Strategic alliances could result in the incurrence of additional debt, costs and contingent liabilities, and there can be no assurance that such strategic alliances will achieve the expected benefits to our business or that we will be able to consummate strategic alliances in the future on satisfactory terms, or at all. Any of the foregoing could have a material adverse effect on our business, financial condition and results of operations. Ourbusinessiscapitalintensive,andwewillberequiredtoraiseadditionalfundsinthefuturetoaccomplishourobjectives.Thisadditionalfinancingmaynotbeavailableonacceptabletermsoratall.Failuretoobtainthisnecessarycapitalwhenneededmayforceusto reduceorterminateouroperations. The advancement of our business plan and operations, including our ability to take advantage of opportunities for acquisitions, joint ventures or other business opportunities that may be presented to us, will require further capital and depend on our ability to obtain dilutive and/or non-dilutive financing. The actual amount of capital needed or that we raise for our projects, however, may vary materially from our current estimates. We currently expect that we will raise additional funds to finance our operations. There is no assurance that we will be successful in obtaining the required financing for these or other purposes, including for general working capital, or that any funds raised will be sufficient for the purposes contemplated, which could negatively impact our operating plans, financial results and ability to continue as a going concern. We will not initially have any producing properties and will have no source of significant operating cash flow until we are granted required permits, licenses and contracts, as applicable, and begin commercial production. There is no precedent for projects like ours, and therefore, financing may not be available on acceptable terms or at all. Failure to obtain additional financing on a timely basis could cause us to reduce or terminate our operations. Organizations such as the United Nations Environment Programme Finance Initiative, warn against investing in activities focused on exploitation of deep-sea nodules as a result of the potential environmental impact of the activities. The influence of these groups could negatively impact our operations and ability to raise capital on acceptable terms or at all. If additional funds are raised through further issuances of equity or convertible debt securities, existing shareholders could suffer significant dilution, and any new equity securities issued could have rights, preferences and privileges superior to those they possess prior to such issuances. Additionally, U.S. and global economic uncertainty, higher interest rates and diminished credit availability may limit our ability to incur indebtedness on favorable terms. Any debt financing secured in the future could involve restrictive covenants relating to capital raising activities and other financial and operational matters, which may make it more difficult for us to obtain additional capital and to pursue business opportunities, including potential acquisitions. Furthermore, the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, or the ongoing conflict in Israel and Gaza, including any resulting sanctions, export controls or other restrictive actions, could also lead to disruption, instability and volatility in the global markets, which may have an impact on our ability to obtain additional funding. Wemayincurdebtinthefuture,andourabilitytosatisfyourobligationsthereunderremainssubjecttoavarietyoffactors,manyofwhicharenotwithinourcontrol. We may seek to incur debt in the future to fund our exploration and operational programs, which would reduce our financial flexibility and could have a material adverse effect on our business, financial condition or results of operation. Should we incur debt, our ability to satisfy any resulting debt obligations and to reduce our level of indebtedness will depend on future performance. General economic conditions, mineral prices, and financial, business and other factors will have an impact on our operations and future performance, and many of these factors are beyond our control. As such, we cannot assure investors that we will be able to generate sufficient cash flow to pay the interest on any debt, or that future working capital, borrowings, or equity financing will be available to pay or refinance such debt or meet future debt covenants. Factors that will affect our ability to raise cash through an offering of securities or a refinancing of any debt include financial market conditions, the value of our assets, and our performance at the time we are seeking to raise capital. We cannot assure investors that we will have sufficient funds to make such payments. If we do not have sufficient funds and are otherwise unable to negotiate renewals of our current borrowings or to arrange for new financing, we might be required to take measures to generate liquidity, such as selling some or all of our assets. Any such sales could have a material adverse effect on our business, operations and financial results. Moreover, failure to obtain additional financing, if required, on a timely basis, could cause us to reduce or delay our proposed operations. We may need to raise additional capital in order to complete our programs and commence commercial operations and there is no assurance that we will be able to obtain adequate financing in the future or that such financing will be available to us on advantageous terms. 36

Disclosures

We may be involved in litigation from time to time that may adversely affect us.

Due to the nature of our business, we may be subject to regulatory investigations, claims, lawsuits and other proceedings in the ordinary course of our business. The results of these legal proceedings cannot be predicted with certainty due to the uncertainty inherent in litigation, including the effects of discovery of new evidence or advancement of new legal theories, the difficulty of predicting decisions of judges and juries and the possibility that decisions may be reversed on appeal. There can be no guarantee that actions that may be brought against us in the future will be resolved in our favour or that these matters will not have a material adverse effect on our business.

The results of the exploration license and applications for permits under the U.S. Deep Seabed Hard Mineral Resources Act are uncertain and could adversely affect our business.

We have filed 2 of our 3 planned permit applications with the National Oceanic and Atmospheric Administration under the new expedited U.S.-based regulatory pathway created under the *Deep Seabed Hard Mineral Resources Act* ("DSHMRA") and by the U.S. presidential Executive Order 14285 – *Unleashing America's Offshore Critical Minerals and Resources* issued on April 24, 2025, for the offshore mining of polymetallic nodules. Both the U.S. regime under DSHMRA as well as the international regime, established by the United Nations Convention on the Law of the Sea ("UNCLOS"), administered by the International Seabed Authority ("ISA"), have yet to be used for commercial production of seafloor polymetallic nodules

Our DSHMRA applications are now under review, but there is no assurance that the applications will be deemed compliant, proceed to full review without delay, or result in licences or permits on favourable terms or at all. Such results would materially and negatively impact our business, financial condition, liquidity, results of operations and prospects. Similarly, there is no assurance that new rules and regulations will not be enacted or that existing rules and regulations will not be applied in a manner that would limit or curtail production or development by us. Such regulatory changes or unfavourable application thereof could have a material adverse impact on our business.

Our business is subject to numerous international regulatory uncertainties which, if not resolved in our favor, would have a material adverse impact on our business.

To date, no commercial collection of nodules has occurred on the seafloor in the Cook Islands EEZ or the CCZ. Moreover, certain aspects of the international regulatory frameworks are yet to be settled and remain unfinalized. The current international framework under UNCLOS includes the requirement to obtain an exploitation contract with the ISA, in addition to obtaining related permits from domestic regulatory bodies. We have not made any applications to the ISA under the UNCLOS framework. The two applications to date have been made under the DSHMRA regime. However, we do not believe that there are any provisions under UNCLOS or other ISA regulations that preclude us from proceeding solely under the DSHMRA regulatory pathway. Nevertheless, proceeding in this manner may negatively impact our future interactions with the ISA and the ability to secure future ISA contract approvals.

There can be no assurance that any future ISA applications for exploitation contracts or related permits, should they be necessary, will be granted to us in a timely manner or at all. Even where applications are reviewed in a timely manner, we may be required to submit supplementary application materials before obtaining approval. As such, there is a risk that an exploitation contract may not be granted by the ISA, may not be granted on a timely basis, thereby delaying our potential timeline for commercial exploitation, or may be granted on uneconomic terms

Changes to any of the laws, rules, regulations or policies to which we are subject could have a significant impact on our business.

Changes to any of the laws, rules, regulations, taxation or other policies to which we are subject could have a significant impact on our business. There can be no assurance that we will be able to comply with any future laws, rules, regulations and policies. Failure to comply with applicable laws, rules, regulations, and policies may subject us to civil or regulatory proceedings, including fines or injunctions, which may have a material adverse effect on our business, financial condition, liquidity, and results of operations. In addition, compliance with any future laws, rules, regulations, and policies could negatively impact our profitability, and could have a material adverse effect on our business, financial condition, liquidity and results of operations.

Furthermore, we may seek to expand our production capabilities in the future, which would require additional regulatory approvals that may not be provided in a timely manner or at all. Furthermore, such additional approvals could require changes to environmental offset areas and related environmental protections which, if overly burdensome, could impact our operations.

Our exploration, collecting, processing and refining activities are subject to extensive and costly environmental requirements, and current and future laws, regulations, and permits may impose significant costs, liabilities, or obligations, or could limit or prevent our ability to continue our operations as currently contemplated or to undertake new operations.

All phases of exploring for and collecting and processing polymetallic nodules are subject to environmental regulation in various jurisdictions and under national as well as international laws and conventions. No seafloor polymetallic nodule deposit has been developed commercially to date, and it is not clear what environmental parameters may need to be measured to satisfy regulatory requirements. The environmental impact of any polymetallic nodule collecting operation remains uncertain and the standards for the assessments required by current regulations have not been finalized by the ISA or any other regulatory body. Environmental legislation is evolving in a manner which is likely to require strict standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees.

37

Disclosures

Further, it is unclear whether the ISA or any other regulatory body will seek to impose its process or other onerous methods for the restoration of the disturbed area or rehabilitation obligations on our collecting process. Any such obligations, to the extent they are overly burdensome, could result in material changes to our business as currently contemplated.

We may become subject to environmental liabilities as a result of noncompliance with existing or future regulations.

All of our exploration and development operations will be subject to environmental permitting and regulations, which can make operations expensive or prohibit them altogether. We may also be subject to potential risks and liabilities associated with pollution of the environment that could occur as a result of our exploration, development, and production activities.

To the extent that we become subject to environmental liabilities, the payment of such liabilities, or the costs incurred to remedy environmental pollution, would reduce funds otherwise available to us, which could have a material adverse effect on our business. If we are unable to fully remedy an environmental problem, they might be required to suspend operations or enter into interim compliance measures pending completion of the required remedy. The potential exposure could be material to our business.

All of our exploration, development, production and processing activities will be subject to regulation under certain environmental laws and regulations. We may be required to obtain permits for their activities. They may be required to update and review permits from time to time, and may also be subject to environmental impact analyses and public review processes prior to the approval of any future activities. It is possible that future changes in applicable laws, regulations and permits, or changes in their enforcement or regulatory interpretation by local governments, sponsor states, and other regulatory bodies, could have a significant impact on our business.

Our business is subject to significant risks, and we may never develop minerals in sufficient grade or quantities to justify maintaining commercial operations.

Mineral resource exploration, development, and operations are highly speculative and are characterized by a number of significant risks, including, among other things, unprofitable efforts resulting not only from the failure to discover mineral resources, and from finding mineral resources which, though present, are insufficient in quantity and quality to return a profit from production. Once mineralization is discovered, it may take a number of years from the initial exploration phases before production is possible, during which time the potential feasibility of the project may change adversely. Substantial expenditures are required to establish mineral resources and reserves, to determine processes to collect and transport the minerals and, if required, to construct processing facilities.

No seafloor polymetallic nodules have ever been commercially mined as of today. Exploration and exploitation risks exist in the discovery, location, definition and recovery of seafloor polymetallic nodule deposits, and such risks may have a material impact on our ability to accomplish our objectives. Operations may be affected by the availability of suitable vessels and equipment, prevailing sea conditions, changes in meteorological conditions and climate change, currents close to the seafloor and throughout the water column, recovery of materials sampled, lack of experience in delineating deposits, or unsuitability of equipment for recovering such material in prevailing conditions. Substantial expenditures are required to establish mineral reserves, to develop metallurgical processes, and to construct collection and transportation vessels, and we will be required to rely upon the expertise of consultants and others for exploration, development, construction and operational knowhow, and such consultants and third parties may not always be available to support our operations. If we are not able to obtain such expertise or identify alternative sources of expertise, our operations and financial results will be negatively impacted.

While we believe that our licensed exploration areas are among the places with the highest abundance of polymetallic nodules in the world, no assurance can be given that minerals will be discovered in sufficient grade or quantities to justify commercial operations. Whether an exploration property will be commercially viable depends on a number of factors, including: the particular attributes of the deposit, such as size, grade and proximity to infrastructure; metal prices, which are highly cyclical; availability of and effectiveness of technology to recover, trans-ship, transport and process nodules; government regulations, including regulations relating to prices, taxes, royalties, land tenure, land use, and environmental protection; availability of required personnel, third-party partners and contractors, any required financing and commercial demand in the marketplace for such metals. The precise impact of these factors cannot accurately be predicted, but the combination of these factors may result in our inability to operate or generate an adequate return on invested capital.

While we will evaluate the political and economic factors in determining an exploration strategy, there can be no assurance that significant restrictions will not be placed on intended development areas. Such restrictions may have a material adverse effect on our business and results of operation.

We operate in a competitive industry, and there are no assurances that our efforts will be successful.

The critical metals production industry is capital intensive and competitive. Production of battery materials and manganese alloys is largely dominated by Chinese competitors. These competitors may have greater financial resources, as well as other strategic advantages to operate, maintain, improve and possibly expand their facilities. Additionally, domestic Chinese resources firms have historically been able to produce minerals and/or process metals from land-based operations at relatively low costs due to domestic economic and regulatory factors, including less stringent environmental and governmental regulations and lower labor and benefit costs. There is increasing competition from new and existing marine mineral players for the availability of marine exploration and support vessels, related marine equipment and specialized personnel, desirable exploration areas, suitable offshore collection and onshore processing equipment, and available capital. There is a risk that competitors may find more promising resources, identify or develop more economic technologies, enter into strategic partnerships that constrain our optionality, or may develop novel methods to collect nodules from the seafloor or process nodules into metals that are more economic than we currently contemplate.

The prevailing market prices of various critical minerals, rare earth elements and other commodities will have a material impact on our ability to achieve commercial success.

The profitability of our nodule collection operations will be significantly affected by changes in the market price of critical metals (such as nickel, copper and cobalt) and manganese ores and the cost of power, natural gas, coal, marine fuels, among other commodities and supply requirements. Prices of such metals are affected by numerous factors beyond our control, including: military conflict; prevailing interest rates and returns on other asset classes; expectations regarding inflation, monetary policy and currency values; speculation; governmental and exchange decisions regarding the disposal of metal stockpiles; political and economic conditions; available supplies of the critical metals contained in nodules from mine production, inventories and recycled metal; sales by holders and producers of these critical metals; and demand for products containing these critical minerals. The price of critical minerals including nickel, manganese, copper, cobalt, and other minerals and natural gas, has fluctuated widely in recent years. Depending on the prevailing price of these critical minerals, and the cost of power, natural gas, chemical reagents, marine fuels, cash flow from our metal production operations may not be sufficient to cover our operating costs or the costs to service any outstanding debt. We are not currently party to any commodity hedging contracts, as we do not yet have any production. Debt financing may not be available on commercially reasonable terms, or at all.

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Disclosures

Our exploration and polymetallic nodule collecting activities may be affected by natural hazards, which could have a material adverse effect on our business.

Deep-sea mineral exploration and collection activities are inherently difficult and dangerous and may be delayed or suspended by severe weather events, sea conditions or other natural hazards, including volcanos, storms, hurricanes, tsunamis and unpredictable weather patterns. In addition, even though sea conditions in a particular location may be somewhat predictable, the possibility exists that unexpected conditions may occur that adversely affect our operations. Nodule collection activities, including, without limitation, the transfer of nodules to transport vessels and delivery to port, may be subject to interruptions resulting from weather and related marine conditions that adversely affect our collection operations or the ports of delivery, and any such delays could have a material adverse effect on our business.

Fluctuations in transportation costs or disruptions in transportation, processes or services, or damage or loss during transport could decrease our profitability or impair our ability to supply polymetallic nodules, processed minerals or products to our customers, which could adversely affect our results of operations in the future.

As and when we become able to successfully collect the polymetallic nodules in the future, they will be required to transport them to onshore facilities for processing, including the transfer of nodules to transport vessels and delivery to port. Furthermore, when they have reached a point of commercialization, we will need to transport our products to our future customers, wherever they may be located. Finding affordable and dependable transportation is important because it allows us to supply customers around the world. Labor disputes, embargos, sanctions, government restrictions, work stoppages, pandemics, derailments, damage or loss events, adverse weather conditions, vessel groundings inhibiting access to key navigation routes, other environmental events, changes to rail or ocean freight systems, availability of appropriate equipment or processes for transfer of nodules to transport vessels or other events and activities beyond our control could interrupt or limit available transport services, which could result in customer dissatisfaction and loss of sales potential and could materially adversely affect our results of operations in the future.

Actual capital costs, financing strategies, operating costs, production and economic returns may differ significantly from those currently anticipated and there can be no assurance that any future commercial activities will result in profitable metal production operations.

Our actual operating costs to collect polymetallic nodules, transport, process and refine such nodules commercially in the future will depend upon changes in the availability of financing or partners who undertake capital developments in partnership with us, and prices of labor, equipment and infrastructure, shipping costs, variances in ore recovery from those currently assumed, operational risks, changes in governmental regulation, including taxation, environmental, permitting and other regulations and other factors, many of which are and will be beyond our control. Due to any of these or other factors, our capital and operating costs may be significantly higher than currently estimated or as estimated from time to time. Higher capital and operating costs could further impact our financing ability, which may be further affected by lower commodity prices in the international markets that could impact production or economic returns which may differ significantly from those that we otherwise estimate from time to time and there can be no assurance that any of our commercial activities will result in profitable operations.

Our growth will depend on our ability to execute on our plans and expand our operations and controls while maintaining effective cost controls.

Deep-sea exploration, nodule collection, and processing is an emerging industry, and our ability to implement our strategy requires effective planning and management control systems. Our plans may place a significant strain on our management and on our operational, financial and personnel resources. As such, our future growth and prospects will depend on our ability to implement our business model, manage this growth and to continue to expand and improve operational, financial and management information and quality control systems on a timely basis, while at the same time maintaining effective cost controls. Any failure to expand and improve operational, financial and management information and quality control systems in line with our growth could have a material adverse effect on our business, financial condition and results of operations. There are also risks associated with establishing and maintaining systems of internal controls.

Our business is subject to a variety of risks, some of which may not be covered by our future or existing insurance policies.

In the course of the exploration, development, and production of our mineral resource properties, we may be subject to a variety of risks that could result in: (i) damage to, or destruction of, transportation vessels and processing facilities, (ii) personal injury or death, (iii) environmental damage, (iv) delays in collecting, transporting or processing, (v) monetary losses, (vi) natural disasters, (vii) environmental matters, and (viii) legal liability, among others. It is not always possible to fully insure against such risks, and we may determine not to insure against all such risks as a result of high premiums or for other reasons. Should such liabilities arise, they could reduce or eliminate any future profitability and result in an increase in cost and a decline in the value of our securities. We cannot be certain that insurance for some or all of these risks will be available on acceptable terms or conditions, if at all, and in some cases, coverage may not be acceptable or may be considered too expensive relative to the perceived risk.

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